CONVERTIBLE LOAN AND REVERSE MERGER AGREEMENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
CONVERTIBLE LOAN AND REVERSE MERGER AGREEMENTS

At the beginning of 2010, the Company started a process of undergoing a Share Exchange transaction into a US public shell company (the "Shell"). In July 2010 The Company entered into an agreement with an investment bank (the "Investment Bank") on a best effort basis to act as an agent in connection with (i) the issuance of convertible debentures ("Convertible Debenture Transaction") to certain investors in the aggregate amount of $1.58 million (the "Debentures") and 1,014,513 warrants which will be allocated to each investor pro rata to the principal amount of the debenture purchased by such investor as compared to the aggregate principal amount of all Debentures issued in the offering ("the Warrants") and (ii) the sale of at least $7.5 million and up to $10 million (after deducting $1.58 million and any accrued interest as of the transaction date to be repaid to investors in a Convertible debenture Transaction) of equity or equity linked securities of the Shell to a limited number of investors (the “Private Placement”).

The convertible debentures and the Warrants in total amount of $1.58 million were issued on July 22, 2010. The Debentures bear annual interest of 8% and are payable upon the later of (i) two months subsequent to the Borrower's receipt of a tax ruling or (ii) six months from issuance date of the Debentures (the "Original Maturity Date"). Provided an Event of Default (as stipulated in the agreement) has not occurred before the Original Maturity Date, then the borrower shall have the right, at its sole discretion, to extend the maturity date until nine months after the Original Maturity Date (the "Second Maturity Date"). An Event of Default includes, inter alia, breach of covenants (as stipulated in the agreement), breach of standard representations and warranties, obtaining an unfavorable tax ruling, Merger and bankruptcy (as stipulated in the agreement).

Provided that neither an Event of Default nor an execution of the Private Placement have occurred prior to the Second Maturity Date, the Debenture shall be converted into Company's equity (or in the event of a successful execution of the Private Placement the Convertible debenture shall be converted to the Shell's equity) at predefined conversion ratios.

As indicated above, the holders of the Debentures, shall, at their option, have the right to demand immediate payment of both principal and interest then remaining unpaid upon the occurrence of Event of Default or upon the execution of the Private Placement prior to the Second Maturity Date.

If the Debentures are repaid to by the Company upon execution of the Private Placement, the Investment Bank will be obligated to raise such amounts to be repaid in addition to the minimum net amount of $7.5 million as indicated above.

The warrants conditions are as follows:

-	Exercise price of $1.23 per warrant.

-	Expiration term of 3 years.

-	In the event the company has not completed a Share Exchange before the original maturity date, third of the warrants shall expire immediately.

The Company has elected to apply regarding the debentures the fair value option in accordance with Topic 825 (i.e. the Debenture  will be measured at each balance sheet date at fair value and the changes in its fair value will be recorded in profit and loss).

The proceeds from the issuance were allocated to the debentures at their fair value with the residual proceeds ascribed to the warrants as follows:

Debenture at fair value - $1,133 thousands.

Warrants - $447 thousands, net of $23 thousands direct transaction costs.

The issuance of warrants was recorded in the additional paid-in capital, net of $23 thousands direct transaction costs allocated to the warrants.

The Company adjusted the value of the Debenture to fair value at December 31, 2010 and recorded the decrease in the value of $89 thousand as a gain included in Financial Income in the year ended December 31, 2010.

On December 29, 2010 the Company entered into a Share Exchange agreement (the "agreement") with an American shell company named Saguaro Resource Inc (the "Shell").

The reverse merger will be executed by share exchange between the Company's shareholders, in way that  the Company's shareholders who  represents at least 80% of the Company's shares, shall transfer their shares free and clear of all liens, in exchange of the Shell's shares in an exchange ratio of at least 6.67 shares of the shell for every Company's share. The final exchange ratio agreed upon the closing of the transaction on March 31, 2011 was 8.1161 shares of the shell for every Company's share.

The closing of the transactions contemplated under the agreement (the "transactions")  is subject to and conditioned upon investors irrevocably (i) committing to purchase such number of shares of Shell shares, on terms acceptable to the Company, that would result in an aggregate net proceeds to the Shell of at least $7,500,000 (the “Private Placement”) (excluding (i) all fees payable to brokers and any other third party, including the Company’s legal counsel in connection with the Private Placement and the Transactions; and (ii) the conversion of the Convertible Debentures (see note 5(a)) in the aggregate original principal amount of $1,580,000, together with any interest accrued thereon), and shall have placed such funds in escrow to be automatically released into the Shell’s bank account upon consummation of the Transactions. The closing is subject to a previous wide disclosure of all parties including the Company, the Company's shareholders and the Shell, and several additional conditions as stipulated in the agreement.

The closing of the Share Exchange and the private placement were completed on March 31, 2011, see also note 15f.